                                                                    Exhibit 24.1

                                Power of Attorney

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby severally constitutes and appoints R. Christopher Hoehn-Saric and B. Lee McGee, and each or any of them, his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature                          Title                       Date
---------                          -----                       ----

/s/ Christopher Hoehn-Saric        Chairman of the Board,      March  27, 2003
                                   Chief Executive Office
______________________________     and Director (principal
R. Christopher Hoehn-Saric         executive officer)


/s/ David S. Graves                President, Chief            March 27, 2003
                                   Operating Officer and
______________________________     Director
David S. Graves


                                   Senior Vice President,      March 27, 2003
                                   Treasurer, Assistant
/s/ B. Lee McGee                   Secretary and Director
                                   (principal financial
______________________________     officer)
B. Lee McGee


/s/ Robert W. Zentz                Secretary, Assistant        March 28, 2003
                                   Treasurer and Director
______________________________
Robert W. Zentz
                                   Assistant Secretary and

/s/ Peter Cohen                    Director                    March 28, 2003

______________________________
Peter Cohen

                                   Director
/s/ Victor R. Peirce                                           March 27, 2003

______________________________
Victor R. Peirce

                                   Director
/s/ Beth J. Kaplan                                             March 28, 2003

______________________________
Beth J. Kaplan